                               united states
                          securities and exchange commission
                                 washington, d.c. 20549

                                form n-csr

          certified shareholder report of registered management
                              investment companies

Investment Company Act file number 811-09096

             Ameriprime Funds
--------------------------------------------------------------------------
     (Exact name of registrant as specified in charter)

431 N. Pennsylvania St.  Indianapolis, IN                46204
--------------------------------------------------------------------------
         (Address of principal executive offices)      (Zip code)

Unified Fund Services 431 N. Pennsylvania St. Indianapolis, IN 46204
--------------------------------------------------------------------------
                           (Name and address of agent for service)

Registrant's telephone number, including area code: 317-917-7000

Date of fiscal year end:   07/31
                        -------------

Date of reporting period:  01/31/03
                         -----------

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. 3507.

Item 1.  Reports to Stockholders.

March 20, 2003


Dear Fellow Shareholders,


     With respect to Management Discussion of the Fund's Performance, we are pleased to present the semi annual report of the Dobson Covered Call Fund (DBCCX) as of January 31, 2003.

     Our expectation is that the overall market will remain relatively flat over the next 6 months. We also expect it to be somewhat volatile but less so than the past 6 months. We also don't expect a major rally until corporate profits rise despite a presumed good outcome in Iraq. We disagree with those that blame poor performance in the stock market on the situation in Iraq. In our opinion, corporate profits need to improve before the stock market improves. We also continue to believe that worldwide competition will keep growth at modest levels and therefore returns in the S&P 500 Index will be well under 10% annualized for some time to come.

     If our expectations are correct, your Fund's strategy should continue to be a superior investment to the Index.

     I would like to refer you to the management discussion and analysis following for specific details about the Dobson Covered Call Fund performance.


We welcome your comments and thank you for investing with us.

Sincerely,




Charles L. Dobson
Portfolio Manager



     The prospectus should be read carefully before investing. To request a prospectus for more complete information, including charges and expenses, call toll free 1-877-2-DOBSON OR 1-877-236-2766. Past performance does not guarantee future results. Shares when redeemed may be worth more or less than their original cost.

Distributed by Unified Financial Securities, Inc.,
431 North Pennsylvania Street
Indianapolis, IN 46204

Member NASD, SIPC.

Management's Discussion of Fund Performance

     For the reported six-month period your Fund had a total return of -3.08% while the S&P 500 Index had a total return -5.26%. From inception through January 31, 2003 your Fund's annualized total return was -2.80%, while the S&P 500 Index annualized return was -6.76%. Your Fund's standard deviation based on monthly returns from inception was 3.90 and the S&P 500 Index standard deviation for the same period was 5.19. Standard deviation is a statistical term that measures the divergence of returns around the average return. The lower this number the less volatile returns were over the defined time period.


                                             DBCCX             S&P 500 Index
Standard Deviation (volatility level)
Comparison (04/01/99 through 01/31/03)       3.90                     5.19

6-Month Actual Return
For the Period Ended 01/31/03                -3.08%                  -5.26%

Average Annual Total Return
For the Period Ended 01//31/03
Since Inception (03/22/99)                  -2.80%                   -6.76%

Actual Return for
the Year Ended 01/31/03                    -17.48%                   -23.02%

Volatility                               DBCXX-3.90          S&P 500 Index-5.19

                        Dobson          S & P 500

         3/22/99       10,000.00       10,000.00
         6/30/99       10,960.00       10,913.02
        12/31/99       11,104.22       11,753.98
         6/30/00       11,261.21       11,703.81
        12/31/00       11,148.29       10,683.73
         6/30/01       10,677.90        9,968.39
        12/31/01       10,805.15        9,408.04
         6/30/02        9,877.84        8,168.10
         1/31/03        8,961.23        7,135.68

     This graph shows the value of a hypothetical initial investment of $10,000 in the Fund and the S&P 500 Index on March 22, 1999 (inception of the Fund) and held through January 31, 2003. The S&P 500 Index is a widely recognized unmanaged index of common stock prices. The Index returns do not reflect expenses, which have been deducted from the Fund's return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that our shares, when redeemed, may be worth more or less than their original purchase price. For more information on the Dobson Covered Call Fund, please call 1-877-2-Dobson or 1-877-236-2766 to request a prospectus. Investing in the Fund involves certain risks that are discussed in the Fund's prospectus. Please read the prospectus carefully before you invest or send money.


     I don't think we need to tell you that the past few years have been the worst the stock market has seen since the 1930's. Many people have lost a good portion of their retirement assets that were invested in stocks and are worried about where to invest their money now. We share their concerns. The question is what to do.

     We believe that a portion of your assets should be invested in the stock market and particularly in a covered call strategy like your Fund's. We also believe it is prudent to diversify across other asset classes, including cash. Diversification should reduce your volatility, and consequently we believe it is highly likely that a diversified portfolio will outperform its benchmark over the long term (five years or more).

     We believe that a reduction in volatility is one of the key factors in your Fund's ability to outperform its benchmark, the S&P 500 Index. Remember that we invest in mostly dividend paying common stocks represented in the S&P 500 Index, maintaining industry weightings similar to the Index. One can view our underlying stocks as a quasi index fund. We then sell options on the stocks in the portfolio to reduce your Fund's volatility.

     Your Fund is also diversified within the options it sells. Some are in the money, some at the money and some out of the money. Options that are sold are diversified with various durations ranging from one to six months depending upon our analysis of option premiums. Just like your Fund is diversified, we encourage our shareholders to be diversified across other asset classes.

     The past six months results are in line with our expectations for your Fund's covered call program. It should be pointed out that the fourth quarter returns were superior to expectations. This can be attributed to higher than normal option premiums for that period and our analysis of option premium levels suggesting a bias to out of the money options. As we discussed in our annual report six months ago, dispersion of returns was a major factor in our previous 6-month results. Dispersion in September 2002 and January 2003 affected expected returns negatively, but was offset by the superior fourth quarter dispersion of returns. Another point to make is that our expected returns are based on long-term results, not what happens in a given week or month.

Dobson Covered Call Fund
Schedule of Investments
January 31, 2003 (Unaudited)

Common Stocks - 93.53%                                                   Shares                               Value

Aircraft - 2.31%

Boeing Co.                                                               1,000                        $      31,590
                                                                                                      --------------

Auto Controls for Regulating Residential & Commercial Environment - 1.79%
Honeywell International, Inc.                                            1,000                               24,440
                                                                                                      --------------

Beverages - 2.96%
Coca-Cola Co.                                                            1,000                               40,460
                                                                                                      --------------

Cable & Other Pay Television Services - 0.63%
Comcast Corp. Class A (a)                                                  323                                8,601
                                                                                                      --------------

Canned, Frozen & Preserved Fruit, Vegetable & food Specialty - 2.36%
H.J. Heinz Co.                                                           1,000                               32,310
                                                                                                      --------------

Canned, Fruits, Veg, Preserves, Jams & Jellies - 0.27%
Del Monte Foods Co. (a)                                                    446                                3,733
                                                                                                      --------------

Chemical & Allied Products - 0.22%
Monsanto Co.                                                               170                                3,001
                                                                                                      --------------

Computer Communication Equipment - 1.96%
Cisco Systems, Inc. (a)                                                  2,000                               26,740
                                                                                                      --------------

Construction Machinery & Equipment - 3.22%
Caterpillar, Inc.                                                        1,000                               43,980
                                                                                                      --------------

Cutlery, Handtools & General Hardware - 2.19%
The Gillette Co.                                                         1,000                               29,900
                                                                                                      --------------

Electric Services - 2.49%
Duke Energy, Inc.                                                        2,000                               34,060
                                                                                                      --------------

Electromedical & Electrotherapeutic Apparatus - 3.28%
Medtronic, Inc.                                                          1,000                               44,920
                                                                                                      --------------

Electronic & Other Electrical Equipment (No Computer Equipment) - 3.38%
General Electric Co.                                                     2,000                               46,280
                                                                                                      --------------

Electronic Computers - 3.49%
Dell Computer Corp. (a)                                                  2,000                               47,720
                                                                                                      --------------

Finance Services - 2.60%
American Express Co.                                                     1,000                               35,530
                                                                                                      --------------

Dobson Covered Call Fund
Schedule of Investments
January 31, 2003 (Unaudited) - continued

Common Stocks - 93.53% - continued

Fire, Marine & Casualty Insurance - 4.17%
American International Group, Inc.                                       1,000                               54,120
Travelers Property Casualty Corp. Class B (a)                              118                                1,919
Travelers Property Casualty Corp. Class A (a)                               57                                  924
                                                                                                      --------------
                                                                                                             56,963
                                                                                                      --------------

Motor Vehicles & Passenger Car Bodies - 0.66%
Ford Motor Co.                                                           1,000                                9,110
                                                                                                      --------------

National Commercial Banks - 11.94%
Bank of America Corp.                                                    1,000                               70,050
Citigroup, Inc.                                                          1,333                               45,829
Wells Fargo & Co.                                                        1,000                               47,370
                                                                                                      --------------
                                                                                                            163,249
                                                                                                      --------------

Oil & Gas Field Services - 2.76%
Schlumberger Ltd..                                                       1,000                               37,700
                                                                                                      --------------

Paper Mills - 2.61%
International Paper Co.                                                  1,000                               35,700
                                                                                                      --------------

Petroleum Refining - 2.50%
Exxon Corp.                                                              1,000                               34,150
                                                                                                      --------------

Pharmaceutical Preparations - 11.18%
Bristol-Myers Squibb, Inc.                                               1,000                               23,590
Pfizer, Inc.                                                             1,000                               30,360
Pharmacia Corp.                                                          1,000                               41,770
Schering-Plough, Inc.                                                    1,000                               18,110
Wyeth                                                                    1,000                               39,030
                                                                                                      --------------
                                                                                                            152,860
                                                                                                      --------------

Photographic Equipment & Supplies - 2.22%
Eastman Kodak, Inc.                                                      1,000                               30,300
                                                                                                      --------------

Radio & Tv Broadcasting & Communications Equipment - 2.75%
QUALCOMM, Inc.  (a)                                                      1,000                               37,660
                                                                                                      --------------

Radiotelephone Communications - 0.14%
AT&T Wireless Services, Inc. (a)                                           321                                1,948
                                                                                                      --------------

Retail - Eating Places - 1.04%
McDonald's Corp.                                                         1,000                               14,240
                                                                                                      --------------

Retail - Lumber & Other Building Materials Dealers - 1.53%
The Home Depot, Inc.                                                     1,000                               20,900
                                                                                                      --------------

Dobson Covered Call Fund
Schedule of Investments
January 31, 2003 (Unaudited) - continued

Common Stocks - 93.53% - continued

Retail - Variety Stores - 3.50%
Wal-Mart Stores, Inc.                                                    1,000                               47,800
                                                                                                      --------------

Security Brokers, Dealers & Flotation Companies - 0.67%
Schwab(Charles) Corp.                                                    1,000                                9,220
                                                                                                      --------------

Semiconductors & Related Devices - 2.32%
Agere Systems, Inc. - Class B (a)                                          264                                  459
Agere Systems, Inc. - Class A  (a)                                          10                                   18
Intel Corp.                                                              2,000                               31,320
                                                                                                      --------------
                                                                                                             31,797
                                                                                                      --------------

Services - Miscellaneous Amusement & Recreation - 1.28%
Walt Disney Co.                                                          1,000                               17,500
                                                                                                      --------------

Services - Prepackaged Software - 5.23%
Microsoft Corp.  (a)                                                     1,000                               47,460
Oracle Corp.  (a)                                                        2,000                               24,060
                                                                                                      --------------
                                                                                                             71,520
                                                                                                      --------------

Telephone & Telegraph Apparatus - 0.14%
Lucent Technologies, Inc. (a)                                            1,000                                1,860
                                                                                                      --------------

Telephone Communications (No Radiotelephone) - 3.74%
AT&T Corp.                                                                 200                                3,896
BellSouth Corp.                                                          1,000                               22,780
SBC Communications, Inc.                                                 1,000                               24,440
                                                                                                      --------------
                                                                                                             51,116
                                                                                                      --------------

TOTAL COMMON STOCKS (Cost $2,056,786)                                                                     1,278,858
                                                                                                      --------------

Money Market Securities - 7.26%
Federal Prime Obligation Fund, 1.01%, (Cost $99,243) (b)                99,243                               99,243
                                                                                                      --------------


TOTAL INVESTMENTS (Cost $2,120,255) - 100.79%                                                         $   1,378,101
                                                                                                      --------------

Liabilities in excess of cash and other assets - (0.79)%                                                   (10,906)
                                                                                                      --------------


TOTAL NET ASSETS - 100.00%                                                                            $   1,367,195
                                                                                                      ==============

     (a) Non-income producing.
     (b) Variable rate security; the coupon rate shown represents the rate at January 31, 2003.

Dobson Covered Call Fund
Schedule of Investments
January 31, 2003 (Unaudited) - continued

Options Written January 31, 2003
                                                                          Shares
                                                                         Subject
Common Stocks / Expiration Date @ Exercise Price                    to Call                               Value
--------------------------------------------------------          -------------                       --------------



American Express / April 2003 @ 40                                       1,000                        $         850
American International / May 2003 @ 70                                   1,000                                  350
Bank of America Corp. / February 2003 @ 75                               1,000                                  300
BellSouth Corp. / July 2003 @ 30                                         1,000                                  400
Boeing Company / March 2003 @ 35                                         1,000                                  450
Bristol-Myers Squibb, Inc. / March 2003 @ 25                             1,000                                  800
Caterpillar, Inc. / February 2003 @ 50                                   1,000                                   50
Cisco Systems, Inc. / April 2003 @ 15                                    1,000                                  700
Cisco Systems, Inc. / February 2003 @ 15                                 1,000                                  200
Citigroup, Inc. / March 2003 @ 40                                        1,000                                  300
Coca-cola Company / February 2003 @ 50                                   1,000                                   50
Dell Computer Corp. / May 2003 @ 32.5                                    1,000                                  200
Dell Computer Corp. / February 2003 @ 32.5                               1,000                                   50
Disney Company / February 2003 @ 17.5                                    1,000                                  600
Exxon Mobil / February 2003 @ 37.5                                       1,000                                  100
General Electric / June 2003 @ 27.5                                      1,000                                  600
General Electric / February 2003 @ 27.5                                  1,000                                   50
H.J. Heinz Company / March 2003 @ 35                                     1,000                                  250
Home Depot, Inc. / February 2003 @ 32.5                                  1,000                                   50
Honeywell / March 2003 @ 27.5                                            1,000                                  300
Intel Corp. / March 2003 @ 17                                            1,000                                  500
Intel Corp. / February 2003 @ 20                                         1,000                                   50
International Paper / April 2003 @ 40                                    1,000                                  700
McDonalds Corp. / June 2003 @ 17.5                                       1,000                                  300
Medtronic, Inc. / February 2003 @ 50                                     1,000                                  100
Microsoft Corp. / April 2003 @ 60                                        1,000                                  350
Pfizer, Inc. / March 2003 @ 32.5                                         1,000                                  450
Pharmacia Corp. / April 2003 @ 50                                        1,000                                  100
Qualcomm / March 2003 @ 40                                               1,000                                1,750
SBC Communications / April 2003 @ 30                                     1,000                                  300
Schering Plough Company / February 2003 @ 25                             1,000                                   50
Schlumberger Ltd. / February 2003 @ 45                                   1,000                                  100
Wal-Mart Stores, Inc. / March 2003 @ 55                                  1,000                                  250
Well Fargo / April 2003 @ 50                                             1,000                                1,100
Wyeth / April 2003 @ 40                                                  1,000                                1,750
                                                                                                      --------------


Total (premiums received $35,774)                                       35,000                        $      14,500
                                                                                                      ==============

Dobson Covered Call Fund
Statement of Assets and Liabilities
January 31, 2003 (Unaudited)


Assets

Investments in securities, at value (cost $2,120,255)                                         $     1,378,101
Interest receivable                                                                                        61
Dividends receivable                                                                                    2,052
Receivable from adviser                                                                                 9,544
                                                                                              ----------------
     Total assets                                                                                   1,389,758
                                                                                              ----------------

Liabilities
Accrued expenses                                                                                        8,063
Covered call options written -
   (premiums received $35,774)                                                                         14,500
                                                                                              ----------------
     Total liabilities                                                                                 22,563
                                                                                              ----------------


Net Assets                                                                                    $     1,367,195
                                                                                              ================

Net Assets consist of:
Paid in capital                                                                                     2,140,305
Accumulated net investment income (loss)                                                              (19,918)
Accumulated net realized gain (loss) on investments                                                     3,462
Net unrealized appreciation (depreciation) on investments                                            (756,654)
                                                                                              ----------------


Net Assets, for 220,193 shares                                                                $     1,367,195
                                                                                              ================

Net Asset Value


Offering price and redemption price per share ($1,367,195 / 220,193)                          $          6.21
                                                                                              ================

Dobson Covered Call Fund
Statement of Operations
Six months ended January 31, 2003 (Unaudited)


Investment Income

Dividend income                                                                                 $      13,703
Interest income                                                                                           626
                                                                                                --------------
  Total Income                                                                                         14,329
                                                                                                --------------

Expenses
Administration expenses                                                                                15,817
Auditing expenses                                                                                       1,579
Custodian expenses                                                                                      4,746
Fund accounting expenses                                                                                5,059
Insurance expenses                                                                                        175
Legal expenses                                                                                          3,183
Trustee expenses                                                                                        1,168
Pricing expenses                                                                                        2,225
Registration expenses                                                                                     903
Printing expenses                                                                                       1,605
Transfer agent expenses                                                                                 6,366
Miscellaneous expenses                                                                                  1,588
                                                                                                --------------
  Total Expenses                                                                                       44,544
Reimbursed expenses                                                                                  (34,050)
                                                                                                --------------
Total operating expenses                                                                               10,494
                                                                                                --------------
Net Investment Income (Loss)                                                                            3,835
                                                                                                --------------


Realized & Unrealized Gain (Loss)
Net realized gain (loss) on investment securities                                                        (26)
Net realized gain (loss) on options
transactions                                                                                           45,031
Change in net unrealized appreciation (depreciation)
   on investment securities                                                                          (92,609)
                                                                                                --------------
Net realized and unrealized gain (loss) on investment securities & option transactions               (47,604)
                                                                                                --------------
Net increase (decrease) in net assets resulting from operations                                  $   (43,769)
                                                                                                ==============

Dobson Covered Call Fund
Statement of Changes In Net Assets

                                                                            Six months ended           For the
                                                                              Jan. 31, 2003           year ended
Increase (Decrease) in Net Assets                                              (Unaudited)          July 31, 2002
                                                                           --------------------   -------------------
Operations

  Net investment income (loss)                                             $            3,835       $         3,990
  Net realized gain (loss) on investment securities                                       (26)               (9,035)
  Net realized gain (loss) on options transactions                                      45,031                    -
  Change in net unrealized appreciation (depreciation)                                (92,609)               131,486
                                                                           --------------------   -------------------
  Net increase (decrease) in net assets resulting from operations                     (43,769)               126,441
                                                                           --------------------   -------------------
Distributions
  From net investment income                                                           (3,979)               (5,586)
  From net realized gain                                                              (93,218)             (178,824)
                                                                           --------------------   -------------------
  Total distributions                                                                 (97,197)             (184,410)
                                                                           --------------------   -------------------
Capital Share Transactions
  Proceeds from shares sold                                                             52,971               236,552
  Reinvestment of distributions                                                         97,197               184,410
  Amount paid for shares repurchased                                                  (34,475)             (221,333)
                                                                           --------------------   -------------------
  Net increase (decrease) in net assets
resulting
     from share transactions                                                           115,693               199,629
                                                                           --------------------   -------------------
Total Increase (Decrease) in Net Assets                                               (25,273)             (260,025)
                                                                           --------------------   -------------------

Net Assets
  Beginning of period                                                                1,392,468             1,652,493
                                                                           --------------------   -------------------
  End of period [including accumulated net
    investment income (loss) of  $3,965 and $0,
    respectively]                                                           $        1,367,195     $       1,392,468
                                                                           ====================   ===================

Capital Share Transactions
  Shares sold                                                                            7,908                28,863
  Shares issued in reinvestment of distributions                                        15,046                23,462
  Shares repurchased                                                                   (5,053)              (26,939)
                                                                           --------------------   -------------------

  Net increase (decrease) from capital transactions                                     17,901                25,386
                                                                           ====================   ===================

Dobson Covered Call Fund
Financial Highlights

                                          Six months ended        For the           For the          For the             For the
                                           Jan. 31, 2003 year ended year ended
                                            year ended period ended (Unaudited)
                                            July 31, 2002 July 31, 2001 July 31,
                                            2000 July 31, 1999 (c)
                                        -----------------  ----------------   ----------------  ----------------   -----------------

Selected Per Share Data

Net asset value, beginning of period        $ 6.88             $ 9.34              $ 10.67           $ 10.78         $  10.00
                                        ----------------  ----------------   ----------------  ----------------   ------------------
Income from investment operations

  Net investment income (loss)                0.02               0.02                 0.04              0.03             0.01

  Net realized and unrealized gain (loss)    (0.21)             (1.36)               (0.22)             0.35             0.77
                                        -----------------  ----------------   ----------------  ----------------   -----------------
Total from investment operations             (0.19)             (1.34)               (0.18)             0.38             0.78
                                     ------------------  ----------------   ----------------  ----------------   -------------------
Less Distributions to shareholders:

  From net investment income                 (0.02)             (0.03)               (0.18)            (0.01)            0.00

  From net realized gain                     (0.46)             (1.09)               (0.97)            (0.48)            0.00
                                     -----------------   ----------------   ----------------  ----------------   -------------------
Total distributions                          (0.48)             (1.12)               (1.15)            (0.49)            0.00
                                     -----------------  ----------------   ----------------  ----------------   -------------------
Net asset value, end of period             $  6.21             $ 6.88              $  9.34           $ 10.67          $ 10.78
                                        =============  ================   ================  ================   ===================


Total Return                             (3.08)% (b)          (15.82)%            (1.64)%            3.59%             7.80% (b)

Ratios and Supplemental Data

Net assets, end of period (000)         $1,367                $1,392             $1,652             $1,540             $1,375

Ratio of expenses to average net assets  1.50%  (a)            1.50%              1.50%             1.50%               1.50% (a)
Ratio of expenses to average net assets
    before waiver & reimbursement        7.15%  (a)            5.51%              5.19%             5.47%               9.77% (a)
Ratio of net investment income to
     average net assets                  0.57%  (a)            0.26%              0.44%             0.31%               0.32% (a)
Ratio of net investment income to
   average net assets before waiver
    & reimbursement                     (5.10)% (a)           (3.75)%            (3.25)%           (3.66)%             (7.95)% (a)

Portfolio turnover rate                  0.00%                 6.51%              6.62%            31.75%                47.01%

(a) Annualized.
(b) For periods of less than a full year, total return is not annualized. (c) March 24, 1999 (commencement of operations) to July 31, 1999.

                                      Dobson Covered Call Fund
                                     Notes to Financial Statements
                                      January 31, 2003 (Unaudited)


NOTE 1.  ORGANIZATION

     Dobson Covered Call Fund (the "Fund") was organized as a diversified series of the AmeriPrime Funds (the "Trust") on March 22, 1999 and commenced operations on March 24, 1999. The Trust is established under the laws of Ohio by an Agreement and Declaration of Trust dated August 8, 1995 (the "Trust Agreement"). The Trust Agreement permits the Board of Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Board of Trustees. The Fund's investment objective is total return over the long term. The investment advisor to the Fund is Dobson Capital Management, Inc. (the "Advisor").

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     Securities Valuations - Securities that are traded on any exchange or on the NASDAQ over-the-counter market, are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the opinion of the Fund's Advisor, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

     Option writing - When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Federal Income Taxes - The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

                        Dobson  Covered Call Fund
                          Notes to Financial Statements
                  January 31, 2003 (Unaudited) - continued


NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

     Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute its net long-term capital gains and its net short term capital gains at least once a year.

     Other - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund retains Dobson Capital Management, Inc., 1422 S. Van Ness Street, Santa Ana, CA 92707 to serve as investment advisor to the Fund. The Advisor is a California corporation established in September 1998. Charles L. Dobson is the president, director and sole shareholder of the Advisor, and is primarily responsible for the day-to-day management of the Fund's portfolio.

               Under the terms of the management agreement, (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.80% of the average daily net assets of the Fund, less the amount by which total operating expenses, including management fees, exceed 1.50% of the average value of its daily net assets. The Advisor has contractually agreed to reimburse the Fund for the operating expenses it incurs, but only to the extent necessary to maintain the Fund's total annual operating expenses (excluding brokerage costs, borrowing costs, taxes and extraordinary expenses) at 1.50% of its average daily net assets. For the six months ended January 31, 2003, the Advisor received fees of $0 from the Fund. For the six months ended January 31, 2003, the Advisor reimbursed Fund expenses of $34,050. At January 31, 2003 there was a net receivable from the Advisor in the amount of $9,544.

               The Fund retains Unified Fund Services, Inc. ("Unified"), a wholly owned subsidiary of Unified Financial Services, Inc., to manage the Fund's business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. Unified receives a monthly fee from the Fund equal to an annual rate of 0.10% of the Fund's assets over $50 million, 0.075% of the Fund's assets from $50 million to $100 million, and 0.050% of the Fund's assets over $100 million (subject to a minimum fee of $2,500 per month). For the six months ended January 31, 2003, the administrator received fees of $15,817 from the Fund for administrative services provided to the Fund. A Trustee and the officers of the Trust are members of management and/or employees of Unified.

               The Fund also retains Unified to act as the Fund's transfer agent and fund accountant. For its services as transfer agent, Unified receives a monthly fee from the Fund of $1.20 per shareholder (subject to a minimum monthly fee of $750). For the six months ended January 31, 2003, Unified received fees of $6,366 from the Fund for transfer agent services provided to the Fund. For its services as fund accountant, Unified receives an annual fee from the Fund equal to 0.0275% of the Fund's assets up to $100 million, 0.0250% of the Fund's assets from $100 million to $300 million, and 0.0200% of the Fund's assets over $300 million (subject to various monthly minimum fees, the maximum being $2,100 per month for assets of $20 million to $100 million). For the six months ended January 31, 2003, Unified received fees of $5,059 from the Fund for fund accounting services provided to the Fund.

                                Dobson Covered Call Fund
                             Notes to Financial Statements
                        January 31, 2003 (Unaudited) - continued


NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

               The Fund retains Unified Financial Securities, Inc. (the "Distributor"), a wholly owned subsidiary of Unified Financial Services, Inc., to act as the principal distributor of its shares. There were no payments made to the Distributor during the six months ended January 31, 2003. The Fund has adopted a plan, pursuant to Rule 12b-1 under the Investment Company Act of 1940, which permits the Fund to pay directly, or reimburse the Fund's Advisor and Distributor, for certain distribution and promotion expenses related to marketing its shares, in an amount not to exceed 0.25% of the average daily net assets of the Fund. Effective December 10, 1999 the 12b-1 plan was inactivated and as a result there were no 12b-1 payments made to the Distributor for the six months ended January 31, 2003. Timothy L. Ashburn (a Trustee and officer of the Trust), and Thomas G. Napurano (an officer of the Trust) are a director and officer, respectively, of the Distributor and of Unified Financial Services, Inc. (the parent company of the Distributor), and may be deemed to be affiliates of the Distributor. Ronald C. Tritschler owns securities of Unified Financial Services, Inc. and may be deemed to be an affiliate of the Distributor.


 NOTE 4.  INVESTMENTS

               For the six months ended January 31, 2003, purchases and sales of investment securities, other than short-term investments, aggregated $56,950 and $41, respectively. As of January 31, 2003, the gross unrealized appreciation for all securities totaled $51,494 and the gross unrealized depreciation for all securities totaled $759,016 for a net unrealized depreciation of $707,522. The aggregate cost of securities for federal income tax purposes at January 31, 2003 was $2,156,029.

NOTE 5. ESTIMATES

               Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 6. RELATED PARTY TRANSACTIONS

               The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of January 31, 2003, Charles L. Dobson, President of the Advisor, beneficially owned in aggregate more than 66% of the Fund.


                                       Dobson Covered Call Fund
                                     Notes to Financial Statements
                                January 31, 2003 (Unaudited) - continued


NOTE 7. CALL OPTIONS WRITTEN

               As of January 31, 2003, portfolio securities valued at $1,278,858 were held in escrow by the custodian as cover for call options written by the Fund.

               Transactions in options written during the period ended January 31, 2003 were as follows:

                                                     Number of          Premiums
                                                     Contracts          Received
 Options outstanding at July 31, 2002                    353            $35,712
 Options written                                         863             90,960
 Options terminated in closing purchase transactions    (163)           (19,987)
 Options expired                                        (703)           (70,911)
                                                        -----           --------
 Options outstanding at January 31, 2003                 350            $35,774




NOTE 8.  ELECTION OF TRUSTEES - (Unaudited)

               At a special meeting of the shareholders held on December 18, 2002, a vote was held to elect members to serve on the Board of Trustees. The vote tally for each Trustee is as follows:

                                            For               Against             Withheld              Total

Timothy L. Ashburn                    11,300,632.473          987.366          4,698,819.489       16,000,439.328

Daniel J. Condon                      11,300,632.473          987.366          4,698,819.489       16,000,439.328

Gary E. Hippenstiel                   11,300,632.473          987.366          4,698,819.489       16,000,439.328

Stephen A. Little                     11,300,632.473          987.366          4,698,819.489       16,000,439.328

Ronald C. Tritschler                  11,300,632.473          987.366          4,698,819.489       16,000,439.328



Item 2.  Code of Ethics.  Not applicable to Semi-Annual Reports.

Item 3.  Audit Committee Financial Expert. Not applicable to Semi-Annual
        Reports.

Items 4-8.  Reserved

Item 9. Controls and Procedures. Not applicable to Semi-Annual Reports for the period ended January 31, 2003.

Item 10. Exhibits. Certifications required by Item 10(b) of Form N-CSR are filed herewith.

                            SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Ameriprime Funds

By
*        /s/ Timothy Ashburn
 -------------------------------------------------------
         Timothy Ashburn, President

Date     3/25/03
    ----------------------------------------------------

               Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By
*        /s/ Timothy Ashburn
 -------------------------------------------------------
         Timothy Ashburn, President

Date     3/25/03
    ----------------------------------------------------

By
*        /s/ Thomas Napurano
 -------------------------------------------------------
         Thomas Napurano, Chief Financial Officer

                                 Date 3/21/03